United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 29, 2008

Pain Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-29959	91-1911336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2211 Bridgepointe Parkway, Suite 500, San Mateo, CA	94404
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (650) 624-8200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 29, 2008 Pain Therapeutics, Inc. (the "Company") issued a press release announcing the Company's financial results for the three and nine months ended September 30, 2008. A copy of the press release has been furnished as an exhibit to this report and is incorporated by reference herein.

The information in this Current Report on Form 8-K and in Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference into any registration statement or other document filed or furnished pursuant to the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such document.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit Number	Description

99.1	Press Release of Pain Therapeutics, Inc. dated October 29, 2008.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pain Therapeutics, Inc.
Date: October 29, 2008	/s/ PETER S. RODDY Peter S. Roddy Vice President & Chief Financial Officer

EXHIBIT INDEX
Exhibit Number	Description

99.1	Press Release of Pain Therapeutics, Inc. dated October 29, 2008.